SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2000


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2000, providing for the issuance of C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-8142-12               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2000 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 8, 2000             By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                October 25, 2000


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   October 25, 2000
                                            Revised Delinquency Information

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
T21       70,811,000.00     60,625,274.82     508,504.07     478,939.67    987,443.74        0.00        0.00     60,116,770.75
T23       71,193,000.00     61,858,644.65   1,670,531.70     512,911.26  2,183,442.96        0.00        0.00     60,188,112.95
T25       34,386,000.00     26,911,089.03     346,332.98     227,174.44    573,507.42        0.00        0.00     26,564,756.05
R1                 0.00              0.00           0.00           0.00          0.00        0.00        0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   176,390,000.00    149,395,008.50   2,525,368.75   1,219,025.37  3,744,394.12        0.00        0.00    146,869,639.75
-----------------------------------------------------------------------------------------------------------------------------------
T22        4,320,549.58      4,320,064.10           0.00      34,128.51     34,128.51        0.00        0.00      3,746,197.58
T24        4,223,506.15      5,279,155.43           0.00      43,773.00     43,773.00        0.00        0.00      3,591,179.13
T26        2,098,054.64      2,097,833.14           0.00      17,709.21     17,709.21        0.00        0.00      1,692,734.39
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T21        856.15617376     7.18114516     6.76363376   13.94477892      848.97502860           T21         9.480000%
T23        868.88661315    23.46483081     7.20451814   30.66934895      845.42178234           T23         9.950000%
T25        782.61760687    10.07191822     6.60659687   16.67851509      772.54568865           T25        10.130000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS     846.95849254    14.31696100     6.91096644   21.22792743      832.64153155
-------------------------------------------------------------------------------------------  ------------------------------------
T22        999.88763467     0.00000000     7.89911315    7.89911315      867.06505981           T22         9.480000%
T24      1,249.94619222     0.00000000    10.36413786   10.36413786      850.28386427           T24         9.950000%
T26        999.89442601     0.00000000     8.44077636    8.44077636      806.81139458           T26        10.130000%
-------------------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   October 25, 2000
                                            Revised Delinquency Information

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      70,811,000.00      60,625,274.82     573,866.52       403,663.29      977,529.81     0.00        0.00       60,051,408.30
A2      71,193,000.00      61,858,644.65   1,687,976.30       357,846.07    2,045,822.37     0.00        0.00       60,170,668.35
A3      34,386,000.00      26,911,089.03     636,572.62       180,080.04      816,652.66     0.00        0.00       26,274,516.41
BB      10,000,000.00       9,150,409.07           0.00        20,178.51       20,178.51     0.00        0.00        9,150,409.07
X       10,642,110.37      10,642,110.37           0.00             0.00            0.00     0.00        0.00       10,642,110.37
----------------------------------------------------------------------------------------------------------------------------------
R                0.00               0.00           0.00             0.00            0.00     0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS 197,032,110.37     169,187,527.94   2,898,415.44       961,767.91    3,860,183.35     0.00        0.00      166,289,112.50



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1        856.15617376     8.10420019    5.70057322    13.80477341         848.05197356         A1         7.990000%
A2        868.88661315    23.70986333    5.02642212    28.73628545         845.17674982         A2         6.941880%
A3        782.61760687    18.51255220    5.23701623    23.74956843         764.10505467         A3         8.030000%
BB        915.04090700     0.00000000    2.01785100     2.01785100         915.04090700         BB         8.000000%
X       1,000.00000000     0.00000000    0.00000000     0.00000000       1,000.00000000         X          0.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS    858.67997669    14.71037099    4.88127498    19.59164596         843.96960570
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:
                    ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   October 25, 2000
                                            Revised Delinquency Information


Sec. 4.03(iii) Overcollateralization Levels, Targets and Distributable Excess
        Group 1 O/C Amount                                                                      4,320,064.10
        Group 1 Targeted O/C Amount                                                             4,320,064.10
        Group 1 Distributable Excess Spread                                                        36,147.45
        Group 1 Overcollateralizaton Deficiency Amount                                                  0.00

        Group 2 O/C Amount                                                                      5,279,155.43
        Group 2 Targeted O/C Amount                                                             5,279,155.43
        Group 2 Distributable Excess Spread                                                             0.00
        Group 2 Overcollateralizaton Deficiency Amount                                                  0.00

        Group 3 O/C Amount                                                                      2,329,307.01
        Group 3 Targeted O/C Amount                                                             2,622,291.43
        Group 3 Distributable Excess Spread                                                        52,009.16
        Group 3 Overcollateralizaton Deficiency Amount                                            292,984.42

Sec. 4.03 (iv) Servicing Fee                                                                       64,250.48
Sec. 4.03 (iv) PMI Scheduled Service Fees                                                          11,711.46
Sec. 4.03 (xix) Trustee Fee                                                                         1,678.04
Sec. 4.03 (xvii) Premium                                                                           24,899.17

Special Servicing Fee Due This Period                                                              48,450.00
Previously Unpaid Special Servicing Fees                                                           10,469.94
Total Special Servicing Fees Due                                                                   58,919.94
Special Servicing Fee Paid This Period                                                                  0.00
Cummulative Unpaid Special Servicing Fee                                                           58,919.94

Sec. 4.03(v) Current Advances
                                                                                                        0.00
Sec. 4.03(vi) Collateral Balances
        Collateral Balance Group 1 Sub-Group 1A                                                17,391,097.76
        Collateral Balance Group 1 Sub-Group 1B                                                46,980,374.64
        Collateral Balance Group 1 Total                                                       64,371,472.40
        Collateral Balance Group 2 Sub-Group 2A                                                 7,317,629.09
        Collateral Balance Group 2 Sub-Group 2B                                                58,132,194.69
        Collateral Balance Group 2 Total                                                       65,449,823.78
        Collateral Balance Group 3 Total                                                       28,603,823.42


Sec. 4.03(vii) Beginning Loan Count
        Group 1A Beginning Number of Loans                                                            216.00
        Group 1B Beginning Number of Loans                                                            794.00
        Total Group 1 Beginning Number of Loans                                                     1,010.00
        Group 2A Beginning Number of Loans                                                             24.00
        Group 2B Beginning Number of Loans                                                            568.00
        Total Group 2 Beginning Number of Loans                                                       592.00
        Total Group 3 Beginning Number of Loans                                                       449.00
        Total Beginning Number of Loans - All Groups                                                2,051.00

Sec. 4.03(vii) Ending Loan Count
        Group 1A Ending Number of Loans                                                               215.00
        Group 1B Ending Number of Loans                                                               787.00
        Total Group 1 Ending Number of Loans                                                        1,002.00
        Group 2A Ending Number of Loans                                                                23.00
        Group 2B Ending Number of Loans                                                               557.00
        Total Group 2 Ending Number of Loans                                                          580.00
        Total Group 3 Ending Number of Loans                                                          445.00
        Total Ending Number of Loans                                                                2,027.00

Sec. 4.03(vii) Weighted Average Mortgage Rate
        Weighted Average Mortgage Rate for All Loans                                                 10.3040%
        Group 1A Weighted Average Mortgage Rate                                                       8.3200%
        Group 1B Weighted Average Mortgage Rate                                                      10.6090%
        Group 1 Weighted Average Mortgage Rate                                                        9.9900%
        Group 2A Weighted Average Mortgage Rate                                                       9.5400%
        Group 2B Weighted Average Mortgage Rate                                                      10.5700%
        Group 2 Weighted Average Mortgage Rate                                                       10.4591%
        Group 3 Weighted Average Mortgage Rate                                                       10.6400%

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   October 25, 2000
                                            Revised Delinquency Information

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            102       6,921,297.40               10.75
                 2 Months             38       2,499,676.38                3.88
                 3+Months            213      13,843,986.95               21.51
                   Total             353      23,264,960.73               36.14

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            38       4,004,909.93                6.12
                  2 Months           15       1,489,814.47                2.28
                  3+Months          106       9,521,747.09               14.55
                  Total             159      15,016,471.49               22.95

                                        Group 3
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            69       4,571,475.05               15.98
                  2 Months           28       1,737,464.23                6.07
                  3+Months           70       4,602,913.17               16.09
                  Total             167      10,911,852.45               38.14


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            209      15,497,682.38                9.78
                  2 Months            81       5,726,955.08                3.61
                  3+ Months          389      27,968,647.21               17.65
                  Total              679      49,193,284.67               31.04


                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 30 Days Delinquent in Group 1A                                                          27.00
Balance of Loans 30 Days Delinquent in Group 1A                                                  2,366,845.69
Number of Loans 30 Days Delinquent in Group 1B                                                          75.00
Balance of Loans 30 Days Delinquent in Group 1B                                                  4,554,451.71
Number of Loans 30 Days Delinquent in Group 2A                                                           2.00
Balance of Loans 30 Days Delinquent in Group 2                                                     530,774.32
Number of Loans 30 Days Delinquent in Group 2B                                                          36.00
Balance of Loans 30 Days Delinquent in Group 2B                                                  3,474,135.61
Number of Loans 30 Days Delinquent in Group 3                                                           69.00
Balance of Loans 30 Days Delinquent in Group 3                                                   4,571,475.05


                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 60 Days Delinquent in Group 1A                                                           8.00
Balance of Loans 60 Days Delinquent in Group 1A                                                    636,062.32
Number of Loans 60 Days Delinquent in Group 1B                                                          30.00
Balance of Loans 60 Days Delinquent in Group 1B                                                  1,863,614.06
Number of Loans 60 Days Delinquent in Group 2A                                                           0.00
Balance of Loans 60 Days Delinquent in Group 2A                                                          0.00
Number of Loans 60 Days Delinquent in Group 2B                                                          15.00
Balance of Loans 60 Days Delinquent in Group 2B                                                  1,489,814.47
Number of Loans 60 Days Delinquent in Group 3                                                           28.00
Balance of Loans 60 Days Delinquent in Group 3                                                   1,737,464.23

                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 90+ Days Delinquent in Group 1A                                                        101.00
Balance of Loans 90+ Days Delinquent in Group 1A                                                 7,504,833.52
Number of Loans 90+ Days Delinquent in Group 1B                                                        112.00
Balance of Loans 90+ Days Delinquent in Group 1B                                                 6,339,153.43
Number of Loans 90+ Days Delinquent in Group 2A                                                          1.00
Balance of Loans 90+ Days Delinquent in Group 2A                                                   491,105.20
Number of Loans 90+ Days Delinquent in Group 2B                                                        105.00
Balance of Loans 90+ Days Delinquent in Group 2B                                                 9,030,641.89
Number of Loans 90+ Days Delinquent in Group 3                                                          70.00
Balance of Loans 90+ Days Delinquent in Group 3                                                  4,602,913.17

                       Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   October 25, 2000
                                            Revised Delinquency Information


Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        38              2,439,018.52                  3.79

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        38              3,450,871.11                  5.27

                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        30              2,097,798.83                  7.33


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       106              7,987,688.46                  5.04


Number of Foreclosures in Group 1A                                                      12.00
Balance of Foreclosures in Group 1A                                              1,083,246.41
Number of Foreclosures in Group 1B                                                      26.00
Balance of Foreclosures in Group 1B                                              1,355,772.11
Number of Foreclosures in Group 2A                                                       1.00
Balance of Foreclosures in Group 2A                                                491,105.20
Number of Foreclosures in Group 2B                                                      37.00
Balance of Foreclosures in Group 2B                                              2,959,765.91
Number of Foreclosures in Group 3                                                       30.00
Balance of Foreclosures in Group 3                                               2,097,798.83



Sec. 4.03(viii)Loans in Bankruptcy
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       134              9,036,671.97                 14.04

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        42              3,653,202.85                  5.58

                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        20              1,049,613.71                  3.67


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       196             13,739,488.53                  8.67


Number of Bankruptcies in Group 1A                                                       84.00
Balance of Bankruptcies in Group 1A                                               6,008,091.32
Number of Bankruptcies in Group 1B                                                       50.00
Balance of Bankruptcies in Group 1B                                               3,028,580.65
Number of Bankruptcies in Group 2A                                                        0.00
Balance of Bankruptcies in Group 2A                                                       0.00
Number of Bankruptcies in Group 2B                                                       42.00
Balance of Bankruptcies in Group 2B                                               3,653,202.85
Number of Bankruptcies in Group 3                                                        20.00
Balance of Bankruptcies in Group 3                                                1,049,613.71

Number of 30 Day Bankruptcies in Group 1A                                                 7.00
Balance of 30 Day Bankruptcies in Group 1A                                          424,472.38
Number of 30 Day Bankruptcies in Group 1B                                                 5.00
Balance of 30 Day Bankruptcies in Group 1B                                          398,445.89
Number of 30 Day Bankruptcies in Group 2A                                                 0.00
Balance of 30 Day Bankruptcies in Group 2A                                                0.00
Number of 30 Day Bankruptcies in Group 2B                                                 2.00
Balance of 30 Day Bankruptcies in Group 2B                                          183,751.21
Number of 30 Day Bankruptcies in Group 3                                                  0.00
Balance of 30 Day Bankruptcies in Group 3                                                 0.00

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   October 25, 2000
                                            Revised Delinquency Information


Number of 60 Day Bankruptcies in Group 1A                                                 3.00
Balance of 60 Day Bankruptcies in Group 1A                                          231,029.20
Number of 60 Day Bankruptcies in Group 1B                                                 2.00
Balance of 60 Day Bankruptcies in Group 1B                                          193,680.59
Number of 60 Day Bankruptcies in Group 2A                                                 0.00
Balance of 60 Day Bankruptcies in Group 2A                                                0.00
Number of 60 Day Bankruptcies in Group 2B                                                 0.00
Balance of 60 Day Bankruptcies in Group 2B                                                0.00
Number of 60 Day Bankruptcies in Group 3                                                  4.00
Balance of 60 Day Bankruptcies in Group 3                                           224,721.40


Number of 90+ Day Bankruptcies in Group 1A                                               74.00
Balance of 90+ Day Bankruptcies in Group 1A                                       5,352,589.74
Number of 90+ Day Bankruptcies in Group 1B                                               43.00
Balance of 90+ Day Bankruptcies in Group 1B                                       2,436,454.17
Number of 90+ Day Bankruptcies in Group 2A                                                0.00
Balance of 90+ Day Bankruptcies in Group 2A                                               0.00
Number of 90+ Day Bankruptcies in Group 2B                                               40.00
Balance of 90+ Day Bankruptcies in Group 2B                                       3,469,451.64
Number of 90+ Day Bankruptcies in Group 3                                                16.00
Balance of 90+ Day Bankruptcies in Group 3                                          824,892.31


Sec. 4.03(ix)Loans in REO

                                          Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         7                382,214.05                  0.59

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         5                562,420.13                  0.86


                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         3                252,830.07                  0.88


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        15              1,197,464.25                  0.76



Number of Reo's in Group 1A                                                             0.00
Balance of Reo's in Group 1A                                                            0.00
Number of Reo's in Group 1B                                                             7.00
Balance of Reo's in Group 1B                                                      382,214.05
Number of Reo's in Group 2A                                                             0.00
Reo's in Group 2A                                                                       0.00
Number of Reo's in Group 2B                                                             5.00
Reo's in Group 2B                                                                 562,420.13
Number of Reo's in Group 3                                                              3.00
Reo's in Group 3                                                                  252,830.07

Sec. 4.03(x) Sec. 4.03(x) REO Book Value
        REO Book Value Group 1A                                                         0.00
        REO Book Value Group 1B                                                   382,214.05
        REO Book Value Group 2A                                                         0.00
        REO Book Value Group 2B                                                   562,420.13
        REO Book Value Group 3                                                    252,830.07

Sec. 4.03(xi) Principal Prepayments
        Principal Prepayments Group 1A                                                116.48
        Principal Prepayments Group 1B                                            304,476.67
        Principal Prepayments Group 2A                                                  0.00
        Principal Prepayments Group 2B                                          1,641,298.87
        Principal Prepayments Group 3                                             277,269.72


Sec. 4.03(xii) Realized Losses
        Realized Losses Incurred in Group 1A                                       36,147.45
        Realized Losses Incurred in Group 1B                                            0.00
        Realized Losses Incurred in Group 2A                                            0.00
        Realized Losses Incurred in Group 2B                                            0.00
        Realized Losses Incurred in Group 3                                        45,971.32

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   October 25, 2000
                                            Revised Delinquency Information

Sec. 4.03(xii) Cummulative Realized Losses
        Cummulative Realized Losses Incurred in Group 1A                                36,147.45
        Cummulative Realized Losses Incurred in Group 1B                                 4,065.96
        Cummulative Realized Losses Incurred in Group 2A                                     0.00
        Cummulative Realized Losses Incurred in Group 2B                                     0.00
        Cummulative Realized Losses Incurred in Group 3                                 86,496.54

Sec. 4.03(xiii)Extraordinary Trust Fund Expense                                              0.00

Sec. 4.03(xv)Outstanding A2 Available Funds Cap Carryover Amount                             0.00

Sec. 4.03(xvi) Current Unpaid Interest
        Class A1 Current Unpaid Interest Shortfall                                           0.00
        Class A2 Current Unpaid Interest Shortfall                                           0.00
        Class A3 Current Unpaid Interest Shortfall                                           0.00
        Class BB Current Unpaid Interest Shortfall                                      61,002.73

Sec. 4.03(xvi) Cummulative Unpaid Interest
        Class A1 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A2 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A3 Cummulative Unpaid Interest Shortfall                                       0.00
        Class BB Cummulative Unpaid Interest Shortfall                                  61,002.73

Sec. 4.03(xvii) Net Prepayment Interest Shortfalls                                           0.00

Sec. 4.03(xx) Trigger Status by Group

        Has the Group 1 Trigger Event Occured                                                 YES
        Has the Group 1 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 1 Overcollateralization Step Up Trigger Event Occured                    NO

        Has the Group 2 Trigger Event Occured                                                 YES
        Has the Group 2 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 2 Overcollateralization Step Up Trigger Event Occured                   YES

        Has the Group 3 Trigger Event Occured                                                 YES
        Has the Group 3 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 3 Overcollateralization Step Up Trigger Event Occured                    NO

Sec. 4.03(xx) Cummulative Realized Losses as a Percentage of Original Loan Group Balance
 Group 1 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000005%
 Group 2 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000000%
 Group 3 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000013%

Sec. 4.03(xx) Rolling 3 Month Delinquency Percentage by Group - used to determine O/C Step Up Trigger
 Delinquency Percentage by Group 1                                                      20.000709%
 Delinquency Percentage by Group 2                                                      13.938000%
 Delinquency Percentage by Group 3                                                      13.146000%

Sec. 4.03(xx) Rolling 6 Month Delinquency Percentage by Group - used to determine Trigger Event per Group
        Cummulative Annual Loss Percentage by Group 1                                   22.905936%
        Cummulative Annual Loss Percentage by Group 2                                   12.990522%
        Cummulative Annual Loss Percentage by Group 3                                   12.592940%

4.03(xx) Cummulative Annual Loss Percentage by Group
        Annual Loss Percentage Group 1                                                   0.007802%
        Annual Loss Percentage by Group 2                                                0.037552%
        Annual Loss Percentage by Group 3                                                0.037552%

Sec. 4.03(xxi) Available Funds by Group
        Group 1 Available Funds                                                         1,032,352.97
        Group 2 Available Funds                                                         2,238,225.09
        Group 3 Available Funds                                                           596,003.99

Sec. 4.03(xxv) Prepayment Penalties/Premiums                                               20,178.51

Sec. 4.03(xxvi) HLTV Reserve Account
        Beginning Balance                                                                  80,789.33
        Total Deposits to the HLTV Reserve Account                                              0.00
        Transfer from HLTV Reserve Account                                                      0.00
        Ending Balance                                                                     80,789.33

Sec. 4.03 Class BB Interest Shortfall Account
        Beginning Balance                                                                       0.00
        Proceeds from Permitted Investments                                                     0.00
        Permitted Investments Paid to Class X                                                   0.00
        Unpaid Interest Payments Made to the BB Class                                           0.00
        Pay Down Payment to the X Class                                                         0.00
        Ending Balance                                                                          0.00

Sec 4.03 Class X Distributable Amount                                                           0.00

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